EXHIBIT 23
                                                                      ----------



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 and S-3 (Nos. 33-60145, 33-61275, 33-61277, 333-99707 and
333-31280) of our report dated March 13, 2006, relating to the financial statements incorporated by reference in this Annual Report on Form 10-K of BIW Limited for the year ended December 31, 2005.


/s/ Dworken, Hillman, LaMorte & Sterczala, P.C.
------------------------------------------------
Dworken, Hillman, LaMorte & Sterczala, P.C.

March 30, 2006
Shelton, Connecticut